                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

I.   RECONCILIATION OF COLLECTION ACCOUNT:

     End of Period Collection Account Balance as of Prior Payment Date:                                                316,843.58
     Available Funds:
           Contract Payments due and received in this period                                                         4,330,745.01
           Contract Payments due in prior period(s) and received in this period                                        319,560.36
           Contract Payments received in this period for next period                                                   148,426.12
           Sales, Use and Property Tax, Maintenance, Late Charges                                                       84,880.55
           Prepayment Amounts related to early termination in this period                                            1,718,101.46
           Servicer Advance                                                                                            521,651.01
           Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
           Transfer from Reserve Account                                                                                 4,665.04
           Interest earned on Collection Account                                                                         3,053.20
           Interest earned on Affiliated Account                                                                           535.79
           Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                       0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor
             contract)                                                                                                       0.00
           Amounts paid under insurance policies                                                                             0.00
           Any other amounts                                                                                                 0.00

                                                                                                                   --------------
     Total Available Funds                                                                                           7,448,462.12
     Less: Amounts to be Retained in Collection Account                                                                443,824.65
                                                                                                                   --------------
     AMOUNT TO BE DISTRIBUTED                                                                                        7,004,637.47
                                                                                                                   ==============

     DISTRIBUTION OF FUNDS:

           1.   To Trustee -  Fees                                                                                           0.00
           2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             319,560.36
           3.   To Noteholders (For Servicer Report immediately following the Final Additional
                Closing Date)

                     a) Class A1 Principal and Interest                                                                      0.00
                     a) Class A2 Principal (distributed after A1 Note matures) and Interest                                  0.00
                     a) Class A3 Principal (distributed after A2 Note matures) and Interest                          5,209,958.40
                     a) Class A4 Principal (distributed after A3 Note matures) and Interest                            518,751.20
                     b) Class B Principal and Interest                                                                  97,595.98
                     c) Class C Principal and Interest                                                                 195,351.89
                     d) Class D Principal and Interest                                                                 131,429.39
                     e) Class E Principal and Interest                                                                 172,843.04

           4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
           5.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
                     a) Residual Interest (Provided no Restricting or Amortization Event in effect)                     36,519.82
                     b) Residual Principal (Provided no Restricting or Amortization Event in effect)                   174,388.42
                     c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)           4,665.04
           6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other  Amounts             88,469.54
           7.   To Servicer, Servicing Fee and other Servicing Compensations                                            55,104.39
                                                                                                                   --------------
     TOTAL FUNDS DISTRIBUTED                                                                                         7,004,637.47
                                                                                                                   ==============

                                                                                                                   --------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds  (if any)}       443,824.65
                                                                                                                   ==============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                  $ 4,876,395.87
     - Add Investment Earnings                                                                                           4,665.04
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                        0.00
     - Less Distribution to Certificate Account                                                                          4,665.04
                                                                                                                   --------------
End of period balance                                                                                              $ 4,876,395.87
                                                                                                                   ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $ 4,876,395.87
                                                                                                                   ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                              114,185,371.57
                  Pool B                               15,125,399.58
                                                      --------------
                                                                         29,310,771.15
Class A Overdue Interest, if any                                0.00
Class A Monthly Interest - Pool A                         541,729.88
Class A Monthly Interest - Pool B                          71,759.46

Class A Overdue Principal, if any                               0.00
Class A Monthly Principal - Pool A                      4,489,543.41
Class A Monthly Principal - Pool B                        625,676.85
                                                      --------------
                                                                          5,115,220.26

Ending Principal Balance of the Class A Notes
                  Pool A                              109,695,828.16
                  Pool B                               14,499,722.73
                                                      --------------
                                                                        --------------
                                                                        124,195,550.89
                                                                        ==============

------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000           Ending Principal
Original Face $286,080,000     Original Face $286,080,000            Balance Factor
       $   2.144468                     $ 17.880384                    43.412874%
------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                      0.00
                  Class A2                                      0.00
                  Class A3                             22,130,771.15
                  Class A4                            107,180,000.00

                                                      --------------

Class A Monthly Interest                                                129,310,771.15
                  Class A1 (Actual Number Days/360)             0.00
                  Class A2                                      0.00
                  Class A3                                 94,738.14
                  Class A4                                518,751.20

                                                      --------------

Class A Monthly Principal
                  Class A1                                      0.00
                  Class A2                                      0.00
                  Class A3                              5,115,220.26
                  Class A4                                      0.00

                                                      --------------
                                                                          5,115,220.26

Ending Principal Balance of the Class A Notes
                  Class A1                                      0.00
                  Class A2                                      0.00
                  Class A3                             17,015,550.89
                  Class A4                            107,180,000.00

                                                      --------------    --------------
                                                                        124,195,550.89
                                                                        ==============

Class A3

------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $82,500,000      Original Face $82,500,000             Balance Factor
      $  1.148341                     $ 62.002670                      20.624910%
------------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                    Pool A                            1,947,792.97
                    Pool B                              258,011.57
                                                      ------------
                                                                        2,205,804.54

Class B Overdue Interest, if any                              0.00
Class B Monthly Interest - Pool A                         9,130.28
Class B Monthly Interest - Pool B                         1,209.43
Class B Overdue Principal, if any                             0.00
Class B Monthly Principal - Pool A                       76,583.37
Class B Monthly Principal - Pool B                       10,672.90
                                                      ------------
                                                                           87,256.27

Ending Principal Balance of the Class B Notes
                    Pool A                            1,871,209.60
                    Pool B                              247,338.67
                                                      ------------      ------------
                                                                        2,118,548.27
                                                                        ============

---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $4,880,000   Original Face $4,880,000        Balance Factor
       $ 2.118793                  $ 17.880383                43.412874%
---------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                    Pool A                            3,891,594.58
                    Pool B                              515,494.44
                                                      ------------
                                                                        4,407,089.02

Class C Overdue Interest, if any                              0.00
Class C Monthly Interest - Pool A                        18,559.66
Class C Monthly Interest - Pool B                         2,458.48
Class C Overdue Principal, if any                             0.00
Class C Monthly Principal - Pool A                      153,009.82
Class C Monthly Principal - Pool B                       21,323.93
                                                      ------------
                                                                          174,333.75

Ending Principal Balance of the Class C Notes
                    Pool A                            3,738,584.76
                    Pool B                              494,170.51
                                                      ------------      ------------
                                                                        4,232,755.27
                                                                        ============

---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $9,750,000   Original Face $9,750,000        Balance Factor
       $ 2.155707                 $ 17.880385                 43.412875%
---------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                    Pool A                            2,594,396.34
                    Pool B                              343,662.94
                                                      ------------
                                                                        2,938,059.28

Class D Overdue Interest, if any                              0.00
Class D Monthly Interest - Pool A                        13,428.16
Class D Monthly Interest - Pool B                         1,778.74
Class D Overdue Principal, if any                             0.00
Class D Monthly Principal - Pool A                      102,006.54
Class D Monthly Principal - Pool B                       14,215.95
                                                      ------------
                                                                          116,222.49

Ending Principal Balance of the Class D Notes
                    Pool A                            2,492,389.80
                    Pool B                              329,446.99
                                                      ------------      ------------
                                                                        2,821,836.79
                                                                        ============

---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $6,500,000   Original Face $6,500,000         Balance Factor
         $ 2.339523              $ 17.880383                  43.412874%
---------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                            3,244,991.16
                    Pool B                              429,843.06
                                                      ------------
                                                                        3,674,834.22

Class E Overdue Interest, if any                              0.00
Class E Monthly Interest - Pool A                        24,261.72
Class E Monthly Interest - Pool B                         3,213.79
Class E Overdue Principal, if any                             0.00
Class E Monthly Principal - Pool A                      127,586.65
Class E Monthly Principal - Pool B                       17,780.88
                                                      ------------
                                                                          145,367.53

Ending Principal Balance of the Class E Notes
                    Pool A                            3,117,404.51
                    Pool B                              412,062.18
                                                      ------------      ------------
                                                                        3,529,466.69
                                                                        ============

---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $8,130,000   Original Face $8,130,000        Balance Factor
     $ 3.379522                   $ 17.880385                43.412874%
---------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                       Pool A                3,892,815.02
                       Pool B                  515,656.11
                                             ------------
                                                                   4,408,471.13
Residual Interest - Pool A                      31,402.05
Residual Interest - Pool B                       5,117.77
Residual Principal - Pool A                    153,057.80
Residual Principal - Pool B                     21,330.62
                                             ------------
                                                                     174,388.42
Ending Residual Principal Balance
                       Pool A                3,739,757.22
                       Pool B                  494,325.49
                                             ------------          ------------
                                                                   4,234,082.71
                                                                   ============

X. PAYMENT TO SERVICER

- Collection period Servicer Fee                                      55,104.39
- Servicer Advances reimbursement                                    319,560.36
- Tax, Maintenance, Late Charges, Bank Interest and other amounts     88,469.54
                                                                   ------------
Total amounts due to Servicer                                        463,134.29
                                                                   ============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                            129,756,961.64

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                               0.00

       Decline in Aggregate Discounted Contract Balance                                                         5,101,787.60

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                       --------------
        ending of the related Collection Period                                                               124,655,174.04
                                                                                                              ==============

       Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments and Servicer Advances                        3,392,719.14

        - Principal portion of Prepayment Amounts                                             1,709,068.46

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                    0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                         0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                                  0.00

                                                                                              ------------
                               Total Decline in Aggregate Discounted Contract Balance         5,101,787.60
                                                                                              ============

POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                             17,188,067.67

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                               0.00

       Decline in Aggregate Discounted Contract Balance                                                           711,001.11

       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                       --------------
        ending of the related Collection Period                                                                16,477,066.56
                                                                                                              ==============

       Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments and Servicer Advances                          711,001.11

        - Principal portion of Prepayment Amounts                                                     0.00

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                    0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                         0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                                  0.00

                                                                                              ------------
                               Total Decline in Aggregate Discounted Contract Balance           711,001.11
                                                                                              ============

                                                                                                              --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                             141,132,240.60
                                                                                                              ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                      Predecessor
                                                                    Discounted      Predecessor       Discounted
Lease #                Lessee Name                                 Present Value      Lease #        Present Value
-------------------------------------------                        -------------    -----------     ---------------
3355-004      New Valley Health Group, Inc.                        $1,178,581.83     4424-401       $  1,264,331.32
              Cash                                                 $  520,726.22     4424-402       $    434,976.73

                                                                   -------------                    ---------------
                                                         Totals:   $1,699,308.05                    $  1,699,308.05

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $  1,699,308.05
b) ADCB OF POOL A AT CLOSING DATE                                                                   $272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.62%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                        $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                         $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES     NO  X
                                                                         -----   -----

POOL B

                                                                                        Predecessor
                                       Discounted            Predecessor                Discounted
Lease #       Lessee Name             Present Value            Lease #                 Present Value
-------------------------             -------------          -----------              ---------------
                NONE

                                      -------------                                   ---------------
                             Totals:     $0.00                                             $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                              $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                     $ 52,325,540.92
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                   0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                        $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                         $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD   YES     NO  X
                                                                         -----   -----

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                                               Predecessor
                                                                                Discounted      Predecessor    Discounted
Lease #                   Lessee Name                                         Present Value       Lease #     Present Value
--------------------------------------------------------                      --------------    -----------   --------------
2707-201   Amber Networks, Inc.                                               $ 1,045,934.66     2041-203     $  3,154,026.34
2707-202   Amber Networks, Inc.                                               $   491,545.72
2708-201   Network Elements, Inc.                                             $ 1,305,725.82
2706-202   Coriolis Networks, Inc.                                            $    90,653.94
2706-207   Coriolis Networks, Inc.                                            $   215,544.48
           Cash                                                               $     4,621.72     2869-001     $  2,037,442.62
3271-002   Durham Diagnostic Imaging                                          $ 2,317,472.63     2769-001     $  2,940,134.55
3702-003   USDL Pittsburgh Inc & USDL Pittsburgh Holding                      $ 2,946,305.69     2770-001     $  3,087,098.20
3714-001   Kaley Imaging, Inc., and KI Holding, Inc.                          $ 1,470,213.52    2002918-002   $     25,199.70
3718-006   USD Dayton, Inc. and USD Dayton Holding, Inc.                      $ 1,893,050.93    2004445-001   $     85,324.68
                                                                                                2002452-001   $     52,617.10
                                                                              --------------                  ---------------
                                                                    Totals:   $11,781,069.11                  $ 11,381,843.19

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                 11,381,843.19
b) ADCB OF POOL A AT CLOSING DATE                                                                             $272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         4.17%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                    $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                     $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES     NO  X
                                                                                -----   ------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                Predecessor
                                     Discounted        Predecessor                               Discounted
Lease #    Lessee Name              Present Value        Lease #                               Present Value
------------------------            -------------      -----------                            --------------
            None

                                    -------------                                             --------------
                           Totals:      $0.00                                                 $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                  $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                             $52,325,540.92
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES     NO  X
                                                                                -----   -----

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 11, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.                           AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                  TOTAL OUTSTANDING CONTRACTS
     This Month                       2,663,476.16   This Month                    141,132,240.60
     1 Month Prior                    4,164,912.54   1 Month Prior                 146,945,029.31
     2 Months Prior                   4,335,170.68   2 Months Prior                152,954,674.61

     Total                           11,163,559.38   Total                         441,031,944.52

     a) 3 MONTH AVERAGE               3,721,186.46   b) 3 MONTH AVERAGE            147,010,648.17

     c) a/b                                   2.53%

2.   Does a Delinquency Condition Exist (1c > 6% )?                                                  Yes                     No   X
                                                                                                        -----                  ----

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                           Yes                     No   X
                                                                                                        -----                  ----
     B. An Indenture Event of Default has occurred and is then continuing?                           Yes                     No   X
                                                                                                        -----                  ----

4.   Has a Servicer Event of Default occurred?                                                       Yes                     No   X
                                                                                                        -----                  ----

5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                                Yes                     No   X
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation         -----                  ----
        not remedied within 90 days?                                                                 Yes                     No   X
     C. As of any Determination date, the sum of all defaulted contracts since the Closing date         -----                  ----
        exceeds 6% of the ADCB on the Closing Date?                                                  Yes                     No   X
                                                                                                        -----                  ----

6.   Aggregate Discounted Contract Balance at Closing Date                                          Balance $325,093,057.74
                                                                                                            ---------------

     DELINQUENT LEASE SUMMARY

             Days Past Due           Current Pool Balance                          # Leases
             -------------           --------------------                          --------

                31 - 60                  8,129,949.80                                 45
                61 - 90                  2,107,823.30                                 12
                91 - 180                 2,663,476.16                                 13

     Approved By:
     Matthew E. Goldenberg
     Vice President
     Structured Finance and Securitization